                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective the 26th day of March, 1998, between GEORGE E. KING ("Employee"), and McM CORPORATION ("McM"), OCCIDENTAL FIRE & CASUALTY COMPANY OF NORTH CAROLINA, and WILSHIRE INSURANCE COMPANY (the three companies collectively being the "Employer" or the "McM Group").

                              W I T N E S S E T H:

         WHEREAS, the Employee and the Employer have entered an Employment Agreement dated as of February 16, 1989, and amended March 28, 1990, October 18, 1990, December 30, 1991, February 1, 1993, September 1, 1993, March 16,
1995, and August 6, 1996 (collectively, the "Agreement"); and

         WHEREAS, the Employee and Employer wish to amend the Agreement in certain respects and agree that the mutual promises set forth in this Amendment are full and valid consideration therefor.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Term of Employment. Paragraph 3 of the Agreement is hereby deleted in its entirety and in its place is inserted the following:

                  3. Term. The term of this Agreement shall automatically renew on a daily rolling basis and continue until two years from the date the Employer delivers to the Employee written notice of non-renewal.

         2. Relocation of Employer. In the event Employer shall require Employee to relocate his office more than fifty (50) miles from its present location at 702 Oberlin Road, Raleigh, North Carolina, and Employee terminates his employment hereunder as a result of such required relocation, Employee shall receive the lump sum provided for in paragraph 9 hereof (Termination By Employer Without Cause), the lump sum to be calculated in the manner provided for in such paragraph.

         3. Ratification. Except as modified in this Amendment, the Agreement, as amended, is ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Employer, by action approved and directed by its Boards of Directors and Employee, on his own behalf, have executed this Amendment as of the day and year first above written.

                                   EMPLOYEE:


                                   /s/ George E. King                    (Seal)
                                   --------------------------------------
                                   George E. King


                                   EMPLOYER:

Attest:                            McM CORPORATION, a North Carolina
                                   corporation

/s/ Michael D. Blinson
----------------------------
Corporate Secretary                By:  /s/ Stephen L. Stephano
---------                               ---------------------------------------
                                   Its: President and CEO
                                        ---------------------------------------
[Corporate Seal]

                                   OCCIDENTAL FIRE & CASUALTY
                                   COMPANY OF NORTH CAROLINA, a North
Attest:                            Carolina corporation


/s/ Michael D. Blinson             By:  /s/ Stephen L. Stephano
----------------------------            ---------------------------------------
Corporate Secretary                Its: President and CEO
---------                               ---------------------------------------

[Corporate Seal]

                                   WILSHIRE INSURANCE COMPANY, a North
Attest:                            Carolina corporation

/s/ Michael D. Blinson
----------------------------
Corporate Secretary                By:  /s/ Stephen L. Stephano
---------                               ---------------------------------------
                                   Its: President and CEO
                                        ---------------------------------------
[Corporate Seal]

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective the 26th day of March, 1998, between STEPHEN L. STEPHANO ("Employee"), and McM CORPORATION ("McM"), OCCIDENTAL FIRE & CASUALTY COMPANY OF NORTH CAROLINA, and WILSHIRE INSURANCE COMPANY (the three companies collectively being the "Employer" or the "McM Group").

                              W I T N E S S E T H:

         WHEREAS, the Employee and the Employer have entered an Employment Agreement dated as of February 1, 1993, and amended September 1, 1993, March 16, 1995, and August 6, 1996 (collectively, the "Agreement"); and

         WHEREAS, the Employee and Employer wish to amend the Agreement in certain respects and agree that the mutual promises set forth in this Amendment are full and valid consideration therefor.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Term of Employment. Paragraph 2 of the Agreement is hereby deleted in its entirety and in its place is inserted the following:

                  2. Term. The term of this Agreement shall automatically renew on a daily rolling basis and continue until two years from the date the Employer delivers to the Employee written notice of non-renewal.

         2. Relocation of Employer. In the event Employer shall require Employee to relocate his office more than fifty (50) miles from its present location at 702 Oberlin Road, Raleigh, North Carolina, and Employee terminates his employment hereunder as a result of such required relocation, Employee shall receive the lump sum provided for in paragraph 8 hereof (Termination By Employer Without Cause), the lump sum to be calculated in the manner provided for in such paragraph.

         3. Ratification. Except as modified in this Amendment, the Agreement, as amended, is ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Employer, by action approved and directed by its Boards of Directors and Employee, on his own behalf, have executed this Amendment as of the day and year first above written.

                                   EMPLOYEE:


                                   /s/ Stephen L. Stephano               (Seal)
                                   --------------------------------------
                                   Stephen L. Stephano


                                   EMPLOYER:

Attest:                            McM CORPORATION, a North Carolina
                                   corporation

/s/ Michael D. Blinson
----------------------------
Corporate Secretary                By:  /s/ George E. King
---------                               ---------------------------------------
                                   Its:  Chairman
                                        ---------------------------------------
[Corporate Seal]

                                   OCCIDENTAL FIRE & CASUALTY
                                   COMPANY OF NORTH CAROLINA, a North
Attest:                            Carolina corporation


/s/ Michael D. Blinson             By:  /s/ George E. King
----------------------------            ---------------------------------------
Corporate Secretary                Its:  Chairman
---------                               ---------------------------------------

[Corporate Seal]

                                   WILSHIRE INSURANCE COMPANY, a North
Attest:                            Carolina corporation

/s/ Michael D. Blinson
----------------------------
Corporate Secretary                By:  /s/ George E. King
---------                               ---------------------------------------
                                   Its: Chairman
                                        ---------------------------------------

[Corporate Seal]